UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2015 (May 28, 2015)

Newcastle Investment Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland (State or other jurisdiction of incorporation)
001-31458 Commission File Number	81-0559116 (I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York (Address of principal executive offices)	10105 (Zip Code)

Registrant’s telephone number, including area code (212) 798-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 28, 2015, Newcastle Investment Corp. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 17, 2015 (the “Proxy”). As of April 2, 2015, the record date for the Annual Meeting, 66,424,508 shares of common stock of the Company were eligible to vote.

At the Annual Meeting, the stockholders of the Company voted on the matters described below.

1.	The Company’s stockholders elected two Class I directors, who comprise all the directors of such class, to serve until the 2018 Annual Meeting of Stockholders or until their successors are elected and duly qualified. The numbers of shares that voted for the election of such directors, withheld authority to vote for such directors, and represented broker non-votes with respect to this proposal are summarized in the table below.

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Stuart A. McFarland	22,974,804	12,091,244	19,643,507
Alan L. Tyson	24,051,269	11,014,779	19,643,507

*	Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by the rules of the New York Stock Exchange (“NYSE”) from voting on a particular matter. Under NYSE rules, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters. Brokers who did not receive instructions were not entitled to vote on the election of directors, but they were entitled to vote on the ratification of the appointment of the independent registered public accounting firm.

2.	The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015. The numbers of shares that voted for, against and abstained from voting for or against the ratification of the selection of Ernst & Young LLP are summarized in the table below.

Votes For	Votes Against	Abstentions
53,759,702	876,527	73,326

In addition, the vote with respect to the third proposal described in the Proxy, to approve the 2015 Newcastle Investment Corp. Nonqualified Option and Incentive Award Plan, was adjourned and has been rescheduled for June 25, 2015 at 9:00 a.m. Eastern Time, at the Sheraton New York Times Square Hotel, 811 7th Avenue, New York, New York.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWCASTLE INVESTMENT CORP. (Registrant)

/s/ Justine A. Cheng
Justine A. Cheng
Chief Financial Officer, Treasurer and Chief Operating Officer

Date: May 28, 2015